UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):	August 3, 2018

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005  Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 8.01                          Other Events.

On August 3, 2018, Patrick J. Ward, Vice President and Chief Financial Officer of Cummins Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Ward 10b5-1 Plan”) to sell a limited number of his shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”).  The Ward 10b5-1 Plan allows for the sale of a maximum of 7,984 shares of Common Stock at specified market prices commencing sixty days after adoption of the Ward 10b5-1 Plan and continuing until all 7,984 shares are sold or February 3, 2019, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 7,984 shares of Common Stock subject to the Ward 10b5-1 Plan were sold, Mr. Ward would beneficially own approximately 20,492 shares of Common Stock.

On August 3, 2018, Jill E. Cook, Vice President and Chief Human Resources Officer of the Company, entered into a pre-arranged stock trading plan (the “Cook 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise, and to sell a limited number of her shares of the Company’s Common Stock.  The Cook 10b5-1 Plan allows for the exercise of options to purchase a maximum of 4,360 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Cook 10b5-1 Plan and continuing until the options to purchase all 4,360 shares have been exercised and the acquired shares sold, or August 3, 2019, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  In addition, the Cook 10b5-1 Plan allows for the sale of a maximum of 947 shares of Common Stock at specified market prices commencing sixty days after adoption of the Cook 10b5-1 Plan and continuing until all 947 shares are sold or August 3, 2019, whichever occurs first.  Based on her current ownership of Common Stock, if the options to purchase all of the 4,360 shares of Common Stock subject to the Cook 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, and if all of the 947 additional shares of Common Stock subject to the Cook 10b5-1 Plan were sold, Ms. Cook would beneficially own approximately 11,853 shares of Common Stock.

On August 7, 2018, Marya M. Rose, Vice President and Chief Administrative Officer of the Company, entered into a pre-arranged stock trading plan (the “Rose 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise, and to sell a limited number of her shares of the Company’s Common Stock.  The Rose 10b5-1 Plan allows for the exercise of options to purchase a maximum of 23,540 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Rose 10b5-1 Plan and continuing until the options to purchase all 23,540 shares have been exercised and the acquired shares sold, or February 7, 2019, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  In addition, the Rose 10b5-1 Plan allows for the sale of a maximum of 2,009 shares of Common Stock at specified market prices commencing sixty days after adoption of the Rose 10b5-1 Plan and continuing until all 2,009 shares are sold or February 7, 2019, whichever occurs first.  Based on her current ownership of Common Stock, if the options to purchase all of the 23,540 shares of Common Stock subject to the Rose 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, and if all of the 2,009 additional shares of Common Stock subject to the Rose 10b5-1 Plan were sold, Ms. Rose would beneficially own approximately 15,367 shares of Common Stock.

On August 10, 2018, Mark A. Smith, Vice President, Financial Operations, of the Company, entered into a pre-arranged stock trading plan (the “Smith 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell a portion of the shares acquired on exercise.  The Smith 10b5-1 Plan allows for the exercise of options to purchase a maximum of 820 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Smith 10b5-1 Plan and continuing until the options to purchase all 820 shares have been exercised and the acquired shares sold or held as set forth in the Smith 10b5-1 Plan, or August 10, 2019, whichever occurs first.  Of the 820 shares acquired upon exercise, 501 shares will be sold contemporaneously with the exercise and 319 shares will be held pursuant to the Smith 10b5-1 Plan.  Based upon his current ownership of Common Stock, if the options to purchase all of the 820 shares of Common Stock subject to the Smith 10b5-1 Plan were exercised in full, and 501 of the shares acquired upon exercise were sold and 319 of the shares acquired were held, Mr. Smith would beneficially own approximately 3,962 shares of Common Stock.

On August 15, 2018, Steven M. Chapman, Group Vice President, China & Russia, of the Company, entered into a pre-arranged stock trading plan (the “Chapman 10b5-1 Plan”) to sell a limited number of his shares of the Company’s Common Stock.  The Chapman 10b5-1 Plan allows for the sale of a maximum of 4,956 shares of Common Stock at a specified market price commencing sixty days after adoption of the Chapman 10b5-1 Plan and continuing until all 4,956 shares are sold or February 15, 2020, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 4,956 shares of Common Stock subject to the Chapman 10b5-1 Plan were sold, Mr. Chapman would beneficially own approximately 16,023 shares of Common Stock.

On August 20, 2018, N. Thomas Linebarger, Chairman and Chief Executive Officer of the Company, entered into a pre-arranged stock trading plan (the “Linebarger 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise.  The Linebarger 10b5-1 Plan allows for the exercise of options to purchase a maximum of 24,830 shares of Common Stock if the Common Stock trades at or above a specified market price during designated periods between October 19, 2018 – December 14, 2018 and December 15, 2018 – December 18, 2018.  In addition, the Linebarger 10b5-1 Plan allows for the exercise of options to purchase a maximum of 16,360 shares of Common Stock if the Common Stock trades at or above a specified market price during designated periods between October 19, 2018 – December 14, 2019 and December 15, 2019 – December 17, 2019.  Based on his current ownership of Common Stock, if the options to purchase all of the 41,190 shares of Common Stock subject to the Linebarger 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Linebarger would beneficially own approximately 118,290 shares of Common Stock.

On August 21, 2018, Srikanth Padmanabhan, Vice President, Engine Business, of the Company, entered into a pre-arranged stock trading plan (the “Padmanabhan 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell a portion of the shares acquired on exercise.  The Padmanabhan 10b5-1 Plan allows for the exercise of options to purchase a maximum of 7,030 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Padmanabhan 10b5-1 Plan and continuing until the options to purchase all 7,030 shares have been exercised and the acquired shares sold or held as set forth in the Padmanabhan 10b5-1 Plan, or April 21, 2019, whichever occurs first.  Of the 7,030 shares acquired upon exercise, 5,882 shares will be sold contemporaneously with the exercise and 1,148 shares will be held pursuant to the Padmanabhan 10b5-1 Plan.  Based upon his current ownership of Common Stock, if the options to purchase all of the 7,030 shares of Common Stock subject to the Padmanabhan 10b5-1 Plan were exercised in full, and 5,882 of the shares acquired upon exercise were sold and 1,148 of the shares acquired were held, Mr. Padmanabhan would beneficially own approximately 9,359 shares of Common Stock.

The Plans were designed to comply with the Company’s insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company.  Mr. Ward, Ms. Cook, Ms. Rose, Mr. Smith, Mr. Chapman, Mr. Linebarger and Mr. Padmanabhan will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Plans will not reduce each of their respective ownership of Common Stock below the levels required by the guidelines.

All sales of Common Stock under the Plans will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.
Date: September 6, 2018	By:	/s/ Mark J. Sifferlen
Mark J. Sifferlen Corporate Secretary

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